                                [LETTERHEAD]


    June 23, 1997

    We consent to the inclusion in this Current Report on Form 8-K, filed with the Securities and Exchange Commission by Apartment Investment and Management Company (AIMCO) of our reports with respect to the audits of the listed partnerships, as included in the attached schedule, for the years ended December 31, 1995 and 1996. We further consent to the incorporation by reference of such reports in AIMCO's Registration Statement on Form S-3 (No. 333-26415), AIMCO's Registration Statement on Form S-3 (No. 33-98338), AIMCO's Registration Statement on Form S-3 (No. 333-828), AIMCO's Registration Statement on Form S-3 (No. 333-4542), AIMCO's Registration Statement on Form S-3 (No. 333-4546), AIMCO's Registration Statement of Form S-3 (No. 333-08997), AIMCO's Registration Statement of Form S-3 (No. 333-17431), AIMCO's Registration Statement on Form S-8 (N0. 333-4550), AIMCO's Registration Statement on Form S-8 (No. 333-4548), AIMCO's Registration Statement on Form S-8 (No. 333-14481), and AIMCO's Registration Statement on Form S-3 (No. 333-20755).

                                   /S/ Warady & Davis LLP

                        SCHEDULE OF AUDIT REPORTS ISSUED
                         BY WARADY & DAVIS LLP FOR NHP
                 FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1996


                                                                          DATE OF YEAR ENDED   DATE OF YEAR ENDED
                                                                          DECEMBER 31, 1995     DECEMBER 31, 1996
NAME OF PARTNERSHIP                                                          AUDIT REPORT         AUDIT REPORT
-----------------------------------------------------------------------  --------------------  -------------------


Church Street Associates                                                 January 30, 1996      February 4, 1997
New Vistas Apartments Associates                                         January 22, 1996      January 24, 1997
New Vistas Apartments
   Associates--Phase II                                                  January 19, 1996      February 3, 1997
North Washington Park Partnership                                        January 26, 1996      January 21, 1997
Palmer Square Apartments Associates                                      January 23, 1996      February 3, 1997
Parkways Associates                                                      January 16, 1996      January 28, 1997
Oak Park Partnership                                                     February 6, 1996      January 14, 1997
Rogers Park Partnership                                                  February 14, 1996     January 27, 1997
MRR L.P.                                                                                       January 20, 1997
Central Woodlawn Rehabilitation
   Joint Venture                                                                                 March 6, 1997
